UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported)                                September 12, 2000 (September 11, 2000)
                                         ---------------------------------------


                            ILLUMINET HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-27555              36-4042177
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                     98503
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (360) 493-6000
area code
                                             -----------------------------------



                                 Not applicable

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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On September 11, 2000, the Company issued a press release regarding the termination of the offering of common stock by selling shareholders and the Company. A copy of the press release announcing this event is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

      (c)   EXHIBITS.  The following exhibits are filed herewith:

      99.1        Press Release dated September 11, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  September 12, 2000
                                          ILLUMINET HOLDINGS, INC.


                                          By:/s/ Daniel E. Weiss
                                             Daniel E. Weiss, Vice President
                                             - Finance and Chief Financial
                                             Officer